                                                                   Exhibit 10.14
                                                                   -------------

                       PEGASUS COMMUNICATIONS CORPORATION
                                UNANIMOUS CONSENT
                             OF MANAGEMENT COMMITTEE
                                     FOR THE
                  STOCK OPTION PLAN, THE RESTRICTED STOCK PLAN
                      AND THE EMPLOYEE STOCK PURCHASE PLAN


         The undersigned, being all of the members of the Management Committee for the Pegasus Communications 1996 Stock Option Plan (the "Stock Option Plan"), the Pegasus Communications Restricted Stock Plan (the "Restricted Stock Plan"), and the Pegasus Communications Corporation 2001 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), without the formality of convening a meeting, hereby waive any written notice required by law and consent and agree that the following resolutions be, and they hereby are, adopted as of the 19th day of December 2002:

                  WHEREAS, the Board of Directors of Pegasus Communications Corporation ("PCC") has appointed Scott A. Blank and Karen Heisler to the Management Committee for the purpose of (i) administering the Stock Option Plan and the Restricted Stock Plan with respect to employees who are not executive officers of PCC, and (ii) administering the Employee Stock Purchase Plan;

                  WHEREAS, on December 6, 2002, a committee of the Board of Directors of PCC resolved to effect a one-for-ten reverse stock split of the PCC Class A common stock ("Common Stock") effective as of December 31, 2002 (the "Effective Date");

                  WHEREAS, in order to reflect the reverse stock split, the Management Committee desires to (i) amend the formula award provisions of the Stock Option Plan, (ii) adjust the total number of shares available for issuance under the Employee Stock Purchase Plan, (iii) amend options outstanding under the Stock Option Plan and the Restricted Stock Plan with respect to employees who are not executive officers of PCC, and (iv) amend options outstanding under the Employee Stock Purchase Plan;

                  NOW, THEREFORE, BE IT

                  RESOLVED, that, effective on the Effective Date, (i) the aggregate number of shares available for issuance under the Employee Stock Purchase Plan shall be adjusted by dividing the number of shares available under the Employee Stock Purchase Plan immediately prior to the Effective Date by ten and rounding any fraction of a share down to the next lowest integer; (ii) the total number of shares subject to each option outstanding under the Employee Stock Purchase Plan shall be adjusted so as to entitle the holder of the option to purchase the number of full shares of Common Stock determined by dividing the number of shares subject to the option immediately prior to the Effective Date by ten and rounding any fraction of a share down to the next lowest integer; and (iii) the purchase price for each option outstanding under the Employee Stock Purchase Plan shall be adjusted so that the purchase price equals the lesser of (a) 85% of the closing price of the Common Stock on the first business day of the calendar quarter in which the Effective Date occurs multiplied by ten, or (b) 85% of the closing price of the Common Stock on the last business day of the calendar quarter in which the Effective Date occurs;

                  FURTHER RESOLVED, that, effective on the Effective Date, (i) the total number of shares subject to options to be granted under the formula award provisions of the Plan shall be ten shares with respect to an employee who is a full-time employee and five shares with respect to an employee who is a part-time employee; and (ii) with respect to options granted under the Stock Option Plan to employees who are not executive officers of PCC, (a) the total number of shares subject to each such option that is outstanding immediately prior to the Effective Date shall be adjusted so as to entitle the holder of the option to purchase the number of full shares of Common Stock determined by dividing the number of shares subject to the option immediately prior to the Effective Date by ten and rounding any fraction of a share down to the next lowest integer, and (b) the purchase price per share for each such option shall be adjusted so that the purchase price equals the product of ten multiplied by the purchase price per share in effect immediately prior to the Effective Date;

                  FURTHER RESOLVED, that, effective on the Effective Date with respect to options granted under the Restricted Stock Plan to employees who are not executive officers of PCC, (i) the total number of shares subject to each such option outstanding under the Restricted Stock Plan shall be adjusted so as to entitle the holder of the option to purchase the number of full shares of Common Stock determined by dividing the number of shares subject to the option immediately prior to the Effective Date by ten and rounding any fraction of a share down to the next lowest integer; and (ii) the purchase price per share for each such option shall be adjusted so that the purchase price equals the product of ten multiplied by the purchase price per share in effect immediately prior to the Effective Date;

                  FURTHER RESOLVED, that any Designated Officer (as defined below), on behalf of PCC, is severally authorized to execute and deliver any and all documents and to take any and all actions that he or she determines to be necessary, advisable or convenient in order to carry out, or otherwise relating to, any transaction contemplated by the foregoing resolutions, and that the execution and delivery of any such document or the taking of any such action shall conclusively establish any determination required hereby and the authority of such Designated Officer therefor;

                  FURTHER RESOLVED, that any actions heretofore taken by any Designated Officer in accordance with the foregoing resolutions be, and hereby are, ratified and confirmed; and be it

                  FURTHER RESOLVED, that "Designated Officer" means the President, any Vice President, the Secretary, and any Assistant Secretary of PCC.

         IN WITNESS WHEREOF, the undersigned have hereunto signed their names as all of the members of the Management Committee for the Stock Option Plan, the Restricted Stock Plan and the Employee Stock Purchase Plan.

                                        MANAGEMENT COMMITTEE MEMBER



                                        /s/  Scott A. Blank
                                        ----------------------------------------
                                        Scott A. Blank


                                        /s/ Karen Heisler
                                        ----------------------------------------
                                        Karen Heisler